UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 18, 2023
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PUBLIX SUPER MARKETS, INC.
(Exact name of Registrant as specified in its charter)
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Florida	000-00981	59-0324412
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Publix Corporate Parkway
Lakeland, Florida		33811
(Address of principal executive offices)		(Zip Code)

(863) 688-1188
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 18, 2023, the Board of Directors (Board) of Publix Super Markets, Inc. (Company) approved the adoption of the Amended and Restated By-laws of the Company (New By‑laws), which amend and restate the Amended and Restated By-laws of the Company, dated November 14, 2012 (Existing By‑laws), in their entirety. The New By-laws amend the Existing By-laws to, among other things:

•create the officer position of Executive Chairman and remove the officer position of Vice Chairman;

•enhance certain procedural mechanics and disclosure requirements in connection with stockholder nominations of directors, including by (i) requiring that nominating stockholders, any other Proponent (as defined in the New By-laws), and director nominees provide additional background information and disclosures and make certain representations and (ii) specifying procedural requirements with which nominating stockholders desiring to utilize the “universal proxy rules” in Rule 14a-19 under the Securities Exchange Act of 1934, as amended (Exchange Act) must comply;

•enhance certain procedural mechanics and disclosure requirements in connection with stockholder submissions of proposals regarding other business at any meeting of the stockholders (other than proposals made pursuant to Rule 14a-8 under the Exchange Act), including by requiring that proposing stockholders and any other Proponents provide additional background information and disclosures and make certain representations;

•provide for, in the Company’s discretion, the advancement of expenses (including attorneys’ fees, paralegals’ fees, and court costs) incurred by a director or officer of the Company who is made or threatened to be made a party or is otherwise involved in any threatened, pending, or completed proceeding, by reason of the fact that such person is or was a director or officer of the Company;

•designate (i) the state court located within Polk County in the State of Florida (or if such court does not have jurisdiction, another state court located within the State of Florida, or if no such court has jurisdiction, the federal district court for the Middle District of Florida) as the exclusive forum for resolution of any actions asserting claims of breach of fiduciary duties, derivative actions, actions arising pursuant to the Florida Business Corporation Act, the Company’s Articles of Incorporation or the New By-laws, or actions asserting claims governed by the internal affairs doctrine, and (ii) U.S. federal district courts as the exclusive forum for resolution of actions asserting claims arising under the Securities Act of 1933, as amended (Securities Act); and

•incorporate certain administrative, modernizing, and conforming changes to provide clarification and consistency, including those regarding stockholder voting lists, the removal and resignation of directors, vacancies on the Board, and committees of the Board.

A copy of the New By-laws is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein. The foregoing description of the New By-laws is qualified in its entirety by reference to the full text of the New By-laws.

Item 9.01.     Financial Statements and Exhibits

(d).     Exhibits

3.2.     Amended and Restated By-laws
104.     Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PUBLIX SUPER MARKETS, INC.

Dated: December 19, 2023	By:	/s/ David P. Phillips
David P. Phillips, Executive Vice President, Chief Financial Officer and
Treasurer (Principal Financial and Accounting Officer)

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